Fourth Quarter & Full Year 2023 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q4 & FY 2023 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, goodwill impairment, reserves on certain income tax assets, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma President & Chief Executive Officer 3 Q4 & FY 2023 FINANCIAL RESULTS

Countries 70 Employees 10,000 50,000 Field Resources $18B+ Claims Managed Annually Global Reach; Trusted Partner Q4 & FY 2023 FINANCIAL RESULTS

Climate change continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading Insurtech capabilities creating significant growth in Platform Solutions segment Growing and strengthening strategic partnerships across business segments Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Multiple Growth Drivers Benefitting Crawford Q4 & FY 2023 FINANCIAL RESULTS

Full Year 2023 Highlights Record FY revenue; third consecutive year of both revenue growth and the addition of more than $100 million in new and enhanced business Operating earnings up 38% Margin expansion and improved profitability in three of our segments Operating cash flow of $100M+ for the year Reduced leverage ratio to 1.6x EBITDA in 2023 from 2.1x EBITDA in 2022 Raised quarterly dividend to $0.07 per share in 3Q23 NPS increase of +8 points to 52 YoY Revenue Growth 7% YoY Adjusted Operating Earnings Growth* 38% $1.19B $1.27B $61.9M $85.4M 6 * See Appendix for non-GAAP explanation and reconciliation FY ‘22 FY ‘23 FY ‘22 FY ‘23 Q4 & FY 2023 FINANCIAL RESULTS

Margin Improvement Strategy Driving Results Full Year 2023 Operating Margin Improved Across Three of Four Business Segments International Operations 2.9% +655 bps Broadspire 11.8% +316 bps North America Loss Adjusting 7.6% +68 bps -201 bps 12.7% Platform Solutions Align pricing with the value we deliver Aggressively address low productivity pockets Optimize cost structure to current market dynamics Roll out new systems and improved processes for efficiency gains Q4 & FY 2023 FINANCIAL RESULTS

Our Capital Allocation Strategy Committed to Industry Leading Financial Strength and Employing a Disciplined Approach to Capital Allocation Investing in long-term growth through Cap Ex and M&A  Net debt reduced by $42M in 2023 Significantly reducing leverage to 1.60x EBITDA Raised quarterly dividend to $0.07 per share in 3Q23 for CRD-A and CRD-B Q4 & FY 2023 FINANCIAL RESULTS

Comprised of All Reported Service Lines Outside of North America: UK Europe Australia Asia Latin America Legal Services International Operations 30% Third Party Administration for: Workers' Compensation Auto and Liability Claims Medical Management Disability RMIS Accident and Health Service Lines Include: Contractor Connection Networks Catastrophe WeGoLook Subrogation (Praxis) Comprised of the Following North American Service Lines: US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster North America Loss Adjusting 24% Broadspire (US-only) 28% Platform Solutions (US-only) 18% Full Year 2023 Revenue Contribution Q4 & FY 2023 FINANCIAL RESULTS

Revenue growth of 11% driven by improved utilization and expert additions in GTS and new account wins in Field Operations Operating margin expanded 68 bps Continue to be an attractive employer for large and complex adjusting talent North America Loss Adjusting Full Year 2023 Results Q4 & FY 2023 FINANCIAL RESULTS Revenues $303.6M Operating Earnings $23.2M 10

Revenue growth of 7% and 10% when measured in constant currency Operating earnings increased 186% resulting in operating margin expansion of 655bps Strength across all geographies with the exception of Australia which saw a tough comparison from record catastrophe activity in 2022 Segment recovery driven by strategy to improve pricing and productivity International Operations Full Year 2023 Results Q4 & FY 2023 FINANCIAL RESULTS Revenues $382.4M Operating Earnings $11.2M 11

Record year for Broadspire: Revenues increased 13% Operating earnings increased 55% Operating margin expanded 316 bps Results driven by client wins and pricing improvements Medical Management revenue grew 13% Retained 94.7% of Broadspire business Broadspire Full Year 2023 Results Q4 & FY 2023 FINANCIAL RESULTS Revenues $355.7M $41.9M Operating Earnings 12

Revenue decreased by 7.5% 2022 results included revenue from Hurricane Ian and severe convective storm activity Networks decrease driven by reduced deployment in CAT Contractor Connection revenues increased 13% driven by pricing momentum and increase in higher-severity assignments Subrogation revenues increased 27% driven by focus on special projects and outsourcing work Platform Solutions Full Year 2023 Results Q4 & FY 2023 FINANCIAL RESULTS Revenues $225.5M Operating Earnings $28.5M 13

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q4 & FY 2023 FINANCIAL RESULTS 14

Q4 2023 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended ($ in millions, except per share amounts) December 31, 2023 December 31, 2022 % Change Revenues $296.1 $322.2 (8)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $292.7 $322.2 (9)% Net Loss Attributable to Shareholders of Crawford & Company $(0.8) $(14.1) 94% Diluted Loss per Share CRD-A $(0.02) $(0.29) 93% CRD-B $(0.02) $(0.29) 93% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.06 $0.23 (74)% CRD-B $0.07 $0.23 (70)% Adjusted Operating Earnings (1) $7.8 $23.4 (67)% Adjusted Operating Margin (1) 2.6% 7.3% (470) bps Adjusted EBITDA (1) $15.7 $30.8 (49)% Adjusted EBITDA Margin (1) 5.3% 9.6% (430) bps Q4 & FY 2023 FINANCIAL RESULTS

North America Loss Adjusting Three months ended (in thousands, except percentages) December 31, 2023 December 31, 2022 Variance Revenues $69,684 $77,720 (10.3)% Direct expenses 57,968 60,941 (4.9)% Gross profit 11,716 16,779 (30.2)% Indirect expenses 10,964 8,204 33.6% Operating earnings $752 $8,575 (91.2)% Gross profit margin 16.8% 21.6% (4.8)% Operating margin 1.1% 11.0% (9.9)% Total cases received 52,091 69,473 (25.0)% Full time equivalent employees 2,044 2,099 (2.6)% Q4 & FY 2023 FINANCIAL RESULTS

International Operations Three months ended (in thousands, except percentages) December 31, 2023 December 31, 2022 Variance Revenues $97,152 $88,404 9.9% Direct expenses 83,992 79,769 5.3% Gross profit 13,160 8,635 52.4% Indirect expenses 10,953 13,933 (21.4)% Operating earnings (loss) $2,207 $(5,298) 141.7% Gross profit margin 13.5% 9.8% 3.7% Operating margin 2.3% (6.0)% 8.3% Total cases received 124,607 128,449 (3.0)% Full time equivalent employees 3,611 3,754 (3.8)% Q4 & FY 2023 FINANCIAL RESULTS

Broadspire Three months ended (in thousands, except percentages) December 31, 2023 December 31, 2022 Variance Revenues $92,123 $78,615 17.2% Direct expenses 67,998 60,726 12.0% Gross profit 24,125 17,889 34.9% Indirect expenses 11,859 11,167 6.2% Operating earnings $12,266 $6,722 82.5% Gross profit margin 26.2% 22.8% 3.4% Operating margin 13.3% 8.6% 4.7% Total cases received 127,489 126,390 0.9% Full time equivalent employees 2,636 2,594 1.6% Q4 & FY 2023 FINANCIAL RESULTS

Platform Solutions Three months ended (in thousands, except percentages) December 31, 2023 December 31, 2022 Variance Revenues $37,162 $77,449 (52.0)% Direct expenses 29,101 59,141 (50.8)% Gross profit 8,061 18,308 (56.0)% Indirect expenses 6,115 5,276 15.9% Operating earnings $1,946 $13,032 (85.1)% Gross profit margin 21.7% 23.6% (1.9)% Operating margin 5.2% 16.8% (11.6)% Total cases received 101,716 101,547 0.2% Full time equivalent employees 1,007 1,569 (35.8)% Q4 & FY 2023 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $9.4 million in Q4 ‘23 compared to corporate credits of $0.3 million in Q4 ‘22 Variance was primarily due to increases in self-insurance costs, professional fees, compensation and other support costs Non-service Pension Costs During Q4 ‘23 non-service pension costs were $2.2 million compared to $0.1 million in Q4 ’22 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized pre-tax contingent earnout expense totaling $0.9 million in Q4 ‘23, compared to a credit of $0.3 million in Q4 ‘22 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q4 ‘23 Crawford paid a $0.07 dividend per share for CRD-A and CRD-B Share Repurchases In Q4, Crawford repurchased 230,849 shares of CRD-B bringing the 2023 repurchase total to 293,952 Approximately 1.5 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization Q4 & FY 2023 FINANCIAL RESULTS

Presentation Revision of 2023 Quarters Q4 & FY 2023 FINANCIAL RESULTS Revenues before reimbursements for the 2023 fourth quarter includes income earned which offsets the costs of managing the funds maintained to administer claims for certain Company customers. These amounts were previously presented as reductions to selling, general, and administrative expenses during the first, second, and third quarter of 2023.  The revision will be reflected in future presentations containing 2023 results as revenues for the Company's North America Loss Adjusting and Broadspire segments with a corresponding increase to expenses as follows: Three months ended Segment March 31, 2023 December 31, 2019 June 30, 2023 December 31, 2018 September 30, 2023 Change Total Change ($ in thousands) North America Loss Adjusting $ 472 $ 533 $ 597 $ 1,602 Broadspire 2,871 3,357 3,930 10,158 Total $ 3,343 $ 3,890 $ 4,527 $ 11,760 These revisions had no impact to previously reported earnings for any period in 2023 There were no revisions in 2022 as the amounts were immaterial

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) Dec 31, 2023 December 31, 2019 Dec 31, 2022 December 31, 2018 Change Change Cash and cash equivalents $ 58,363 $ 46,007 $ 12,356 Accounts receivable, net 131,362 141,106 (9,744) Unbilled revenues, net 116,611 126,274 (9,663) Total receivables 247,973 267,380 (19,407) Goodwill 76,724 76,622 102 Intangible assets arising from business acquisitions, net 81,786 88,039 (6,253) Deferred revenues 60,411 54,019 6,392 Pension liabilities 24,006 25,914 (1,908) Short-term borrowings and current portion of finance leases 14,813 27,048 (12,235) Long-term debt, less current portion 194,335 211,810 (17,475) Total debt 209,148 238,858 (29,710) Total stockholders' equity attributable to Crawford & Company 141,618 124,543 17,075 Net debt (1) 150,785 192,851 (42,066) Q4 & FY 2023 FINANCIAL RESULTS

Net Debt and Pension Liability $150.8M Net debt at $150.8 million $171.7M Leverage Ratio of 1.60x EBITDA at end of Q4 2023 $22.3M Pension liability at $22.3 million $87.0M Funded Ratio of US pension plan is 92.1% at end of Q4 2023 Q4 & FY 2023 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2023 2019 2022 2018 Change Change Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 30,609 $ (18,305) $ 48,914 Depreciation and Other Non-Cash Operating Items 40,996 40,794 202 Goodwill Impairment - 36,808 (36,808) Deferred Income Taxes (12,279) 7,397 (19,676) Loss (Gain) on Disposals of Property and Equipment, net 646 (1,490) 2,136 Contingent Earnout Adjustments 4,025 2,921 1,104 Billed Receivables Change 11,663 (15,537) 27,200 Unbilled Receivables Change 11,879 (19,319) 31,198 Change in Accrued Compensation, 401K, and Other Payroll 17,690 (3,950) 21,640 Other Working Capital Changes (1,439) (1,685) 246 Cash Flows from Operating Activities 103,790 27,634 76,156 Property & Equipment Purchases, net (4,890) (6,838) 1,948 Capitalized Software (internal and external costs) (31,706) (27,761) (3,945) Free Cash Flow(1) $ 67,194 $ (6,965) $ 74,159 Q4 & FY 2023 FINANCIAL RESULTS

Weather-Related Revenue Pressure Continuing Through Q1 2024 Expected decrease in profit contribution Benign weather patterns observed in the back half of 2023 have continued and are expected to impact Q1 ’24 NALA and Platform Solutions face a tough comparison in Q1 ’24 due to significant weather-related contributions in Q1 ’23 $25M-$30M revenue and $6M-$10M earnings will likely not be repeated in Q1 ‘24 Non-weather-related business expected to see continued momentum with growth anticipated through 2024 Q1 ‘23 saw carryover from Winter Storm Elliot and Hurricane Ian, one of the largest insured losses on record1 Q4 & FY 2023 FINANCIAL RESULTS 1 – Prevention Web, September 2023

Financial strength and liquidity provide flexibility to pursue market opportunities Capitalizing on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Leveraging strong relationships to enhance market position Summary Q4 & FY 2023 FINANCIAL RESULTS

Appendix: Non-GAAP Financial Information Q4 & FY 2023 FINANCIAL RESULTS 27

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q4 & FY 2023 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, goodwill impairment, reserves on certain income tax assets, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs and credits, goodwill impairment, reserves on certain income tax assets, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, goodwill impairment, and reserves on certain income tax assets which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q4 & FY 2023 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   (in thousands) December 31, 2023   December 31, 2022   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 176,087 59.5% $ 210,615 65.4%   U.K. GBP 37,214 12.6% 28,977 9.0%   Canada CAD 22,882 7.7% 23,169 7.2%   Australia AUD 20,692 7.0% 24,898 7.7%   Europe EUR 14,545 4.9% 12,474 3.9%   Rest of World Various 24,701 8.3%   22,055 6.8%   Total Revenues, before reimbursements $ 296,121 100.0% $ 322,188 100.0%                   Q4 & FY 2023 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Items Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) December 31, 2023 December 31, December 31, 2022 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 309,165 $ 333,369 Reimbursements (13,044) (11,181) Revenues Before Reimbursements 296,121 322,188 Costs of Services Provided, Before Reimbursements Total Costs of Services 230,025 249,361 Reimbursements (13,044) (11,181) Costs of Services Provided, Before Reimbursements $ 216,981 $ 238,180 Q4 & FY 2023 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, 2023 December 31, December 31,2022 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 752 $ 8,575 International Operations 2,207 (5,298) Broadspire 12,266 6,722 Platform Solutions 1,946 13,032 Unallocated corporate and shared costs and credits, net (9,421) 328 Consolidated Operating Earnings 7,750 23,359 (Deduct) Add: Net corporate interest expense (3,772) (4,110) Stock option expense (112) (70) Amortization expense (1,926) (2,052) Non-service pension costs and credits (2,165) (55) Contingent earnout adjustments (925) 325 Reserves on certain income tax assets — (11,767) Income tax benefit (provision) 161 (19,903) Net loss attributable to noncontrolling interests 171 186 Net Loss Attributable to Shareholders of Crawford & Company $ (818) $ (14,087) Q4 & FY 2023 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Year Ended Quarter Ended Year Ended Quarter Ended December 31, 2023 December 31, December 31,2022 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 23,185 $ 19,108 International Operations 11,181 (12,946) Broadspire 41,873 27,021 Platform Solutions 28,541 35,746 Unallocated corporate and shared costs and credits, net (19,419) (7,050) Consolidated Operating Earnings 85,361 61,879 (Deduct) Add: Net corporate interest expense (17,036) (10,311) Stock option expense (552) (548) Amortization expense (7,790) (7,836) Non-service pension costs and credits (8,601) 1,591 Goodwill impairment — (36,808) Contingent earnout adjustments (4,025) (2,921) Reserves on certain income tax assets — (11,767) Income tax provision (17,097) (11,811) Net loss attributable to noncontrolling interests 349 227 Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 30,609 $ (18,305) Q4 & FY 2023 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, December 31, 2023 December 31, December 31, 2022 December 31, Unaudited ($ in thousands) 2019 2018 Net loss attributable to shareholders of Crawford & Company $ (818) $ (14,087) Add (Deduct): Depreciation and amortization 8,386 8,719 Stock-based compensation 1,420 705 Net corporate interest expense 3,772 4,110 Non-service pension costs and credits 2,165 55 Contingent earnout adjustments 925 (325) Reserves on certain income tax assets — 11,767 Income tax (benefit) provision (161) 19,903 Adjusted EBITDA $ 15,689 $ 30,847 Q4 & FY 2023 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) December 31, 2023 December 31, December 31, 2022 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 14,762 $ 26,966 Current installments of finance leases and other obligations 51 82 Long-term debt and finance leases, less current installments 194,335 211,810 Total debt 209,148 238,858 Less: Cash and cash equivalents 58,363 46,007 Net debt $ 150,785 $ 192,851 Q4 & FY 2023 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended ($ in thousands) December 31, 2023 December 31, 2019 December 31, 2022 December 31, 2018 North America Loss Adjusting $ 11,716 $ 16,779 International Operations 13,160 8,635 Broadspire 24,125 17,889 Platform Solutions 8,061 18,308 Segment gross profit 57,062 61,611 Segment indirect costs: North America Loss Adjusting (10,964) (8,204) International Operations (10,953) (13,933) Broadspire (11,859) (11,167) Platform Solutions (6,115) (5,276) Unallocated corporate and shared costs, net (9,421) 328 Consolidated operating earnings 7,750 23,359 Net corporate interest expense (3,772) (4,110) Stock option expense (112) (70) Amortization expense (1,926) (2,052) Non-service pension costs and credits (2,165) (55) Contingent earnout adjustments (925) 325 Reserves on certain income tax assets — (11,767) Income tax benefit (provision) 161 (19,903) Net loss attributable to noncontrolling interests 171 186 Net loss attributable to shareholders of Crawford & Company $ (818) $ (14,087) Q4 & FY 2023 FINANCIAL RESULTS

Reconciliation of Fourth Quarter Non-GAAP Results

37

Three Months Ended December 31, 2023

Unaudited ($ in thousands)	Pretax (Loss) Earnings	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share[1]
GAAP	$ (1,150)	$ (818)	$ (0.02)	$ (0.02)
Adjustments:				
Amortization of intangible assets	1,926	1,623	0.03	0.03
Non-service related pension costs	2,165	1,614	0.03	0.03
Contingent earnout adjustments	925	849	0.02	0.02
Non-GAAP Adjusted	$ 3,866	$ 3,268	$ 0.06	$ 0.07

Three Months Ended December 31, 2022

Unaudited ($ in thousands)	Pretax Earnings	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ 17,397	$ (14,087)	$ (0.29)	$ (0.29)
Adjustments:				
Amortization of intangible assets	2,052	1,539	0.03	0.03
Non-service related pension credits	55	48	—	—
Contingent earnout adjustments	(325)	(241)	—	—
Income tax impact of third quarter goodwill impairment	—	12,392	0.25	0.25
Reserves on certain income tax assets	—	11,767	0.24	0.24
Non-GAAP Adjusted	$ 19,179	$ 11,418	$ 0.23	$ 0.23

Crawford | Q4 & FY 2023 FINANCIAL RESULTS

(1) Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Full-Year Non-GAAP Results

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Year Ended December 31, 2023

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share[1]	Diluted Earnings per CRD-B Share
GAAP	$ 47,357	$ 30,609	$ 0.61	$ 0.62
Adjustments:				
Amortization of intangible assets	7,790	6,662	0.13	0.13
Contingent earnout adjustments	4,025	3,352	0.07	0.07
Non-service related pension costs	8,601	6,396	0.13	0.13
Non-GAAP Adjusted	$ 67,773	$ 47,019	$ 0.95	$ 0.95

Year Ended December 31, 2022

Unaudited ($ in thousands)	Pretax Earnings	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ 5,046	$ (18,305)	$ (0.37)	$ (0.37)
Adjustments:				
Amortization of intangible assets	7,836	5,877	0.12	0.12
Non-service related pension credits	(1,591)	(1,389)	(0.03)	(0.03)
Contingent earnout adjustments	2,921	2,163	0.04	0.04
Goodwill impairment	36,808	33,300	0.67	0.67
Reserves on certain income tax assets	—	11,767	0.24	0.24
Non-GAAP Adjusted	$ 51,020	$ 33,413	$ 0.67	$ 0.67

Crawford | Q4 & FY 2023 FINANCIAL RESULTS

(1) Sum of reconciling items may differ from total due to rounding of individual components